UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12
SS&C TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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This filing consists of a presentation given by Normand A. Boulanger, President and Chief Operating Officer of SS&C Technologies, Inc., on August 25, 2005 in Canada to clients of Financial Models Company.

Company Background
Strong, Stable Management Team
SS&C's Range of Solutions
Increasing Transaction Volumes
Increasing Complexity of Securities
Increasing Regulatory Demands
The Problem
SS&C's Solution
Range of Cost-Effective Delivery Methods
Case Study: New York Life Insurance
Case Study: LSV Asset Management
Stable and Growing Revenue
Operating Income Trend
Diversity within Financial Services
Acquisitions Have Increased Our Customer Base and Capabilities
Investment in Servicing our Customers
Our Clients

August 25, 2005 Normand A. Boulanger, President and Chief Operating Officer SS&C Technologies, Inc.

Various statements included in this presentation about expectations, plans, and prospects constitute forward-looking statements for purposes of the SEC "Safe Harbor" provisions. For this purpose, any statements that are not statements of historical fact may be deemed to be forward- looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of certain factors such as the Company's ability to finalize large client contracts, fluctuations in customer demand for the Company's products and services, intensity of competition from application vendors, delays in product development, the Company's ability to control expenses, general economic and industry conditions, terrorist activities, the Company's ability to integrate acquired businesses, the effect of the acquisitions on customer demand for the Company's products and services, and those other factors discussed in the Company's Registration Statement on Form S-3. SS&C cautions investors that it is under no obligation to update any or all of these forward-looking statements.

Company Background Founded by current CEO in 1986 Provides software and outsourcing services to the financial services industry 26% operating margin in Q2 2005 +800 employees 6,000 clients

Strong, Stable Management Team Bill Stone CEO Norm Boulanger President & COO Patrick Pedonti CFO Kevin Milne International Manager Steve Whitman General Counsel Richard Shalowitz Municipal Finance Colleen Nelsen Financial Institutions Tom Mulligan Property Management Suresh Thekkenmar Institutional Ward McGraw Hedge Fund John Sharpe IT and Development Shannon Goode Outsourcing Jim Colvin FMC

SS&C's Range of Solutions For a Full Range of Financial Services Segments Analytics Taxes Reporting Portfolio Mgmt. Performance Accounting Trading Function Market Segment Institutional Asset Mgmt. Hedge Fund & Family Office Financial Institutions Commercial Lending Real Estate Municipal Finance Insurance & Pensions

Increasing Transaction Volumes 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 Operating cash flow 103 139 152 193 249 303 379 485 718 795 Shares Traded on NASD, AMEX, NYSE(bm) CAGR: 25%

Increasing Complexity of Securities Stocks Bonds Mortgage-backed securities Asset-backed securities Derivatives Swaps Futures Repos Options Stocks Bonds Then Now

Increasing Regulatory Demands

The Problem Too Little Time... Too Few Resources Too Much Information...

SS&C's Solution Support Throughout the Processing Chain Back Office Middle Office Front Office Reduced Cost, Complexity and Risk Deep vertical market expertise Scalability and flexibility Rapidly deployable and cost-effective outsourcing solutions

Range of Cost-Effective Delivery Methods Software licenses BPO services ASP services "Blended" solutions Multiple revenue streams off of base technology Delivery Method Example Customer GAM

Case Study: New York Life Insurance Tremendous Cross-selling and Up-selling Opportunities 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 65 1530 2927 3424 3921 4418 5370 6877 7702 8902 65 1130 1995: Acquired Chalke. Sold PTS product to NYL 1997: Licensed CAMRA to NYL 2001: Sold Intex (PTS Interface) 2001: Expanded PTS to foreign locations 2002: Licensed LMS to New York Life Insurance Management (a subsidiary of NYL) Acquire Up-sell Cross-sell Recurring Revenue Stream Has Grown to Over $1mm Annually 2002: NYLI licenses Performance Measurement Report Express and Crosscheck 2004: New York Life Int'l contracts for ASP and CAMRA

1998 2005 Banking 5 10 17.8 26.1 Case Study: LSV Asset Management 1998 2005 Banking 4 45 17.8 26.1 1025% Our outsourcing service supported LSV's growth in both volume and complexity without accelerating costs Assets Under Management ($bn) Operations Staff 100% 5 10

Stable and Growing Revenue Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Recurring 8151 7831 8120 8084 9041 10070 10125 9899 10383 10699 10921 11266 11655 13199 17569 18074 18476 20300 31600 Non Recurring 6028 5211 6347 6203 5428 5145 5747 5210 5855 5039 4985 4742 6224 5990 6915 7089 8576 7116 9100 Recurring Revenue Non-Recurring Revenue

Operating Income Trend 2001 2002 2003 2004 East 2.6 11.1 18.4 29.4 Operating Margin 5 18 28 31 Gross Margin 64 66 69

Diversity within Financial Services Diversity of verticals provides stability Real Estate and Municipal Finance provide consistent revenue from many small customers No customer >7% in 2004 1st Qtr Insurance Pensions 0.182 Institutional Asset Mgmt 0.14 Hedge Fund & Family Office 0.161 Financial Institutions 0.517 2004 Top 50 Clients ($) Insurance & Pensions 18% Institutional Asset Mgmt 14% Hedge Fund & Family Office 16% Financial Institutions 52%

Acquisitions Have Increased Our Customer Base and Capabilities Year Company Investment commercial lending real estate Financial Institutions Hedge Fund & Family Office Institution Asst Management Insurane & pension municipal Fianance 1995 Chalke, Inc. $10.0 1997 Shepro Braun $16.5 1997 Mabel Systems $2.1 1998 Quantra l$16. 1998 The Savid Group $o.8 1999 HedgeWare, Inc $11 .9 1999 Brookside $0.5 2001 DIGITAL Visions $1.3 2002 ReaL-Time, USA $4.0 2002 DBC $4.5 2003 Amicorp Fund Services $1.8 2004 Investment Advisory Network $3.0 2004 NeoVision Hypersystems 2004 OMR Systems $19.7 2005 Eisnerfast 2005 FMC $159.0 2005 Financial lnteractive $12.0 2005 Achievement Technologies $0.5

Acquisitions Have Increased Our Customer Base and Capabilities

- **Chalke**
  - PTS
- **Mabel Systems**
  - Altair
- **Shepro Braun Systems**
  - Total Return
  - Antares
- **Quantra**
  - SKYLINE
- **The Savid Group**
  - Debt & Derivatives
- **HedgeWare**
  - AdvisorWare
- **Brookside**
  - Consulting Services
- **Digital Visions**
  - PortPro
  - BANC Mall
  - PALMS
- **Real-Time USA**
  - Real-Time
  - Lightning
- **DBC**
  - Municipal Finance Products
- **Amicorp Fund Services**
  - Fund Services
- **Investment Advisory Network**
  - Compass
  - Portfolio Manager
- **NeoVision Hypersystems**
  - Heatmaps
- **OMR Systems**
  - Trade Thru
  - Xacct
- **Achievement Technologies**
  - SamTrak
- **EisnerFast**
  - Hedge Fund Outsourcing Business
- **FMC**
  - FMCGenvest
  - FMCNet
  - FMCPacer
  - FMCRecon
  - FMCTrade
  - FMCSuite
  - FMCModel
  - FMCOutsourcing
  - FMCPages
  - FMCSylvan
- **Financial Interactive**
  - FundRunner

SS&C

Investment in Servicing our Customers People + Technology + Solutions Investment = Commitment to Our Clients

Our Clients Over 6,000 Clients Managing $7 Trillion in Global Assets

Important Additional Information Will be Filed with the SEC
     SS&C Technologies, Inc. (“SS&C” or the “Company”), plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the Agreement and Plan of Merger, dated as of July 28, 2005, as amended August 25, 2005 (the “Merger Agreement”), by and among the Company, Sunshine Acquisition Corporation, a Delaware corporation (“Parent”), and Sunshine Merger Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing after the merger as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). The Proxy Statement will contain important information about the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.
     Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.
     In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Investor Relations, SS&C Technologies, Inc., 80 Lamberton Road, Windsor, CT 06095, telephone (860) 298-4500.
     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 26, 2005, which are filed with the SEC. As of June 30, 2005, the Company’s directors and executive officers beneficially owned 7,174,234 shares, or approximately 29.2%, of the Company’s common stock. Immediately prior to the consummation of the transactions contemplated by the Merger Agreement, William C. Stone, the Company’s Chairman of the Board and Chief Executive Officer, will be contributing certain of his shares of Company common stock in exchange for approximately 31% of the outstanding equity of Parent. In addition, Normand A. Boulanger, the Company’s President and Chief Operating Officer, Patrick J. Pedonti, the Company’s Senior Vice President and Chief Financial Officer, Stephen V. R. Whitman, the Company’s Senior Vice President and General Counsel, and Kevine Milne, the Company’s Senior Vice President - International, will be granted options to purchase shares of Parent expected to represent approximately 4.9% of the outstanding equity of Parent on a fully diluted basis. A more complete description will be available in the Proxy Statement.
Cautionary Note Regarding Forward-Looking Statements
     Statements in this document regarding the proposed Merger, the expected effects, timing and completion of the proposed transaction and any other statements about SS&C’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction due to the failure to obtain stockholder approval, the failure of Parent to consummate the necessary debt financing arrangements set forth in a commitment letter received by Parent or the failure to satisfy other conditions to the closing of the proposed transaction, the ability to recognize the benefits of the transaction, intense competition in SS&C’s industry, changes in government regulation, failure to manage the integration of acquired companies and other risks that are contained in documents and the other factors described in SS&C’s Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report filed with the SEC. In addition, any forward-looking statements represent SS&C’s estimates only as of today and should not be relied upon as representing SS&C’s estimates as of any subsequent date. SS&C disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing.